Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2024 Third Quarter Financial Results

BELLEVUE, Wash., July 19, 2024 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the third fiscal quarter ended May 31, 2024.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The Company’s fiscal year 2024 third quarter emphasized maximizing operational efficiencies for all business units. The Company continues to work with certain prospective financial partners to close previously announced non-traditional financing opportunities to raise foundational capital with repayment terms necessary to support and accelerate the further growth of Novo’s three-pillar business model. The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions for how non-catastrophic healthcare is delivered both now and in the future.”

Financial Highlights for the three-month period ended May 31, 2024:

●	Cash and cash equivalents were $1,539,771, total assets were $35,327,000, total liabilities were $25,663,779, and total stockholders’ equity was $9,956,134.

●	Revenues were $3,151,851, representing a decrease of $141,082, or 4%, from $3,292,933 for the three months ended May 31, 2023. The decrease in revenue is principally due to a decrease in product sales. Acenzia’s and Terragenx’s revenue for the three months ended May 31, 2024 were $884,396 and $103,399, respectively. Despite a decrease in total revenue, revenue from our healthcare services increased by 8.1% when comparing the revenue for the three months ended May 31, 2024 to the three months ended May 31, 2023.

●	Operating costs were $3,417,096, representing an increase of $672,584, or 25%, from $2,744,512 for the three months ended May 31, 2023. The increase in operating costs was primarily due to the inflationary impact on operating costs.

●	Net loss attributed to the Company was $13,741,903, representing an increase of $12,244,573, or 818%, from $1,497,330 for the three months ended May 31, 2023. The increase in net loss of $12,244,573 is mainly attributed to the recognition of a $6,724,690 loss in the fair value of the derivative liability, loss from operations of $1,089,785, amortization of the debt discount of $ 2,748,793 and foreign currency exchange loss of $1,455,248 arising as a result of intercompany balance reconciliation.

●	On April 5, 2024, the Company executed a $6.21 million Securities Purchase Agreement and Promissory Note with Streeterville Capital LLC (the “Streeterville Note”). The interest rate on the Streeterville Note is 10.9% and it has a 12-month maturity date. A portion of the proceeds from the Streeterville Note paid the balance owed on two notes, as follows:

○	$3,228,774 (principal) and $30,571.28 (interest) on the 2023 $3.5 million Mast Hill note; and

○	$82,761 (principal) and $1,552 (interest) on the 2023 $277,777 First Fire note.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of May 31, 2024 (unaudited) and August 31, 2023

	May 31,	August 31,
	2024	2023
ASSETS

Current Assets:
Cash and cash equivalents	$1,539,771	$416,323
Accounts receivable, net	2,251,528	1,467,028
Inventory, net	1,112,068	1,106,983
Other receivables, current portion	1,043,473	1,051,584
Prepaid expenses and other current assets	214,436	346,171
Total current assets	6,161,276	4,388,089

Property and equipment, net	5,157,781	5,390,038
Intangible assets, net	14,690,038	16,218,539
Right-of-use assets, net	1,793,907	1,983,898
Goodwill	7,523,998	7,582,483
TOTAL ASSETS	$35,327,000	$35,563,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$3,894,602	$3,513,842
Accrued expenses	1,332,485	1,233,549
Accrued interest (including amounts to related parties)	450,795	382,666
Government loans and notes payable, current portion	93,488	277,405
Convertible notes payable, net of discount of $4,985,381	1,224,619	558,668
Derivative liability	14,048,576	–
Contingent liability	45,968	61,767
Debentures, related parties	909,753	916,824
Due to related parties	262,295	533,001
Finance lease liability, net of current portion	4,336	11,744
Operating lease liability, current portion	409,516	415,392
Total current liabilities	22,676,433	7,904,858

Government loans and notes payable, net of current portion	63,572	65,038
Operating lease liability, net of current portion	1,534,078	1,693,577
Deferred tax liability	1,389,696	1,400,499
TOTAL LIABILITIES	25,663,779	11,063,972

Commitments and contingencies	–	–

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; Nil shares issued and outstanding at May 31, 2024 and August 31, 2023	–	–
Common stock; $0.001 par value; 499,000,000 shares authorized; 19,054,523 and 15,759,325 shares issued and outstanding at May 31, 2024 and August 31, 2023, respectively	19,055	15,760
Additional paid-in capital	96,660,608	90,973,316
Common stock to be issued (1,700 and 91,138 shares at May 31, 2024 and August 31, 2023)	25,500	1,217,293
Other comprehensive (loss) income	1,452,386	(357,383)
Accumulated deficit	(88,201,415)	(67,033,041)
Total Novo Integrated Sciences, Inc. stockholders’ equity	9,956,134	24,815,945
Noncontrolling interest	(292,913)	(316,870)
Total stockholders’ equity	9,663,221	24,499,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,327,000	$35,563,047

* The condensed consolidated balance sheets’ common stock amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Nine Months Ended May 31, 2024 and 2023 (unaudited)

	Three Months Ended		Nine Months Ended
	May 31,	May 31,	May 31,	May 31,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$3,151,851	$3,292,933	$10,213,661	$9,268,722

Cost of revenues	2,254,958	1,978,839	6,048,664	5,244,192

Gross profit	896,893	1,314,094	4,164,997	4,024,530

Operating expenses:
Selling expenses	2,635	1,877	14,811	9,916
General and administrative expenses	3,414,461	2,742,635	11,527,794	9,473,802
Total operating expenses	3,417,096	2,744,512	11,542,605	9,483,718

Loss from operations	(2,520,203)	(1,430,418)	(7,377,608)	(5,459,188)

Non operating income (expense)
Interest income	2,214	62,397	6,910	6,762
Interest expense	(178,445)	(9,570)	(460,503)	(240,520)
Other expense	(3,431)	–	(964,368)	–
Change in fair value of derivative liability	(6,724,690)	–	(5,765,822)	–
Amortization of debt discount	(2,904,830)	(156,037)	(5,095,331)	(4,386,899)
Exchange currency (loss) gain	(1,406,915)	48,333	(1,485,861)	12,652
Total other expense	(11,216,097)	(54,877)	(13,764,975)	(4,608,005)

Loss before income taxes	(13,736,300)	(1,485,295)	(21,142,583)	(10,067,193)

Income tax expense	–	–	–	–

Net loss	$(13,736,300)	$(1,485,295)	$(21,142,583)	$(10,067,193)

Net income (loss) attributed to noncontrolling interest	5,603	12,035	25,791	(13,095)

Net loss attributed to Novo Integrated Sciences, Inc.	$(13,741,903)	$(1,497,330)	$(21,168,374)	$(10,054,098)

Comprehensive loss:
Net loss	(13,736,300)	(1,485,295)	(21,142,583)	(10,067,193)
Foreign currency translation gain (loss)	750,067	(120,357)	1,809,769	(738,022)
Comprehensive loss:	$(12,986,233)	$(1,605,652)	$(19,332,814)	$(10,805,215)

Weighted average common shares outstanding - basic and diluted	18,685,979	14,360,058	17,688,692	8,583,229

Net loss per common share - basic and diluted	$(0.74)	$(0.10)	$(1.20)	$(1.17)

* The condensed consolidated statements of operations and comprehensive loss’s share and per share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Nine Months Ended May 31, 2024 and 2023 (unaudited)

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Total Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity

Balance, August 31, 2023	15,759,325	$15,760	$90,973,316	$1,217,293	$(357,383)	$(67,033,041)	$24,815,945	$(316,870)	$24,499,075

Cashless exercise of warrants	245,802	246	1,323,152	–	–	–	1,323,398	–	1,323,398
Exercise of warrants for cash	240,400	240	240,160	–	–	–	240,400	–	240,400
Share issuance for convertible debt settlement	519,845	520	577,002	–	–	–	577,522	–	577,522
Issuance of common stock to be issued	73,767	74	1,172,776	(1,172,850)	–	–	–	–	–
Common stock issued for services	424,080	424	1,194,976	–	–	–	1,195,400	–	1,195,400
Reverse stock split share rounding	27,973	28	(28)	–	–	–	–	–	–
Foreign currency translation gain	–	–	–	–	110,895	–	110,895	(1,919)	108,976
Net loss	–	–	–	–	–	(4,680,343)	(4,680,343)	19,620	(4,660,723)

Balance, November 30, 2023	17,291,192	$17,292	$95,481,354	$44,443	$(246,488)	$(71,713,384)	$23,583,217	$(299,169)	$23,284,048

Share issuance for convertible debt settlement	457,128	457	453,616	–	–	–	454,073	–	454,073
Foreign currency translation gain	–	–	–	–	749,869	–	749,869	198	750,067
Fair value of stock options	–	–	147,656	–	–	–	147,656	–	147,656
Net loss	–	–	–	–	–	(2,746,128)	(2,746,128)	568	(2,745,560)

Balance, February 29, 2024	17,748,320	$17,749	$96,082,626	$44,443	$503,381	$(74,459,512)	$22,188,687	$(298,403)	$21,890,284

Share issuance for convertible debt settlement	1,306,203	1,306	577,982	–	–	–	579,288	–	579,288
Cancellation of agreement	–	–	–	(18,943)	–	–	(18,943)	–	(18,943)
Foreign currency translation gain	–	–	–	–	949,005	–	949,005	(113)	948,892
Net loss	–	–	–	–	–	(13,741,903)	(13,741,903)	5,603	(13,736,300)

Balance, May 31, 2024	19,054,523	$19,055	$96,660,608	$25,500	$1,452,386	$(88,201,415)	$9,956,134	$(292,913)	$9,663,221

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Total Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity

Balance, August 31, 2022	3,118,063	$3,118	$66,084,887	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571

Common stock issued for cash, net of offering costs	400,000	400	1,794,600	–	–	–	1,795,000	–	1,795,000
Issuance of common stock to be issued	3,623	4	92,362	(92,366)	–	–	–	–	–
Cashless exercise of warrants	467,399	467	1,138,583	–	–	–	1,139,050	–	1,139,050
Fair value of stock options	–	–	60,887	–	–	–	60,887	–	60,887
Foreign currency translation loss	–	–	–	–	(417,008)	–	(417,008)	(3,974)	(420,982)
Net loss	–	–	–	–	–	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)

Balance, November 30, 2022	3,989,085	$3,989	$69,171,319	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

Share issuance for convertible debt settlement	9,310,940	9,311	9,076,740	–	–	–	9,086,051	–	9,086,051
Exercise of warrants (Cashless Exercise)	115,935	116	282,417	–	–	–	282,533	–	282,533
Exercise of warrants for cash	131,000	131	130,869	–	–	–	131,000	–	131,000
Issuance of common stock to be issued	320,202	320	8,164,828	(8,165,148)	–	–	–	–	–
Shares issued with convertible notes	95,500	96	82,868	–	–	–	82,963	–	82,963
Value of warrants issued with convertible notes	–	–	86,327	–	–	–	86,327	–	86,327
Fair value of stock options	–	–	60,887	–	–	–	60,887	–	60,887
Extinguishment of derivative liability due to conversion	–	–	1,390,380	–	–	–	1,390,380	–	1,390,380
Foreign currency translation loss	–	–	–	–	(195,821)	–	(195,821)	(862)	(196,683)
Net loss	–	–	–	–	–	(4,621,355)	(4,621,355)	(23,807)	(4,645,162)

Balance, February 28, 2023	13,962,662	13,963	88,446,635	1,217,293	(51,993)	(62,375,257)	27,250,640	(287,554)	26,963,086

Share issuance for convertible debt settlement	107,594	108	100,170	–	–	–	100,278	–	100,278
Exercise of warrants for cash	320,000	320	319,680	–	–	–	320,000	–	320,000
Shares issued with convertible notes	95,500	96	90,037	–	–	–	90,132	–	90,132
Value of warrants issued with convertible notes	–	–	93,811	–	–	–	93,811	–	93,811
Beneficial conversion feature upon issuance of convertible debt	–	–	66,068	–	–	–	66,068	–	66,068
Stock option expense	–	–	263,561	–	–	–	263,561	–	263,561
Foreign currency translation loss	–	–	–	–	(120,533)	–	(120,533)	176	(120,357)
Net loss	–	–	–	–	–	(1,497,330)	(1,497,330)	12,035	(1,485,295)

Balance, May 31, 2023	14,485,756	$14,486	$89,379,961	$1,217,293	$(172,526)	$(63,872,587)	$26,566,627	$(275,343)	$26,291,284

* The condensed consolidated statements of stockholders’ equity share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended May 31, 2024 and 2023 (unaudited)

	Nine Months Ended
	May 31,	May 31,
	2024	2023
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(21,142,583)	$(10,067,193)
Adjustments for non-cash items:
Depreciation and amortization	1,697,317	1,718,388
Fair value of vested stock options	147,656	385,335
Change in fair value of derivative liability	5,765,822	–
Cashless exercise of warrants	1,323,398	1,421,583
Common stock issued for services	1,195,400	–
Operating lease expense	466,276	624,246
Amortization of debt discount	5,095,331	4,386,899
Foreign currency transaction losses	1,485,861	(12,652)
Changes in operating assets and liabilities:
Accounts receivable	(797,692)	(308,907)
Inventory	(12,548)	(92,260)
Prepaid expenses and other current assets	130,015	333,724
Accounts payable	408,067	154,542
Accrued expenses	76,428	104,004
Accrued interest	103,605	(67,634)
Operating lease liability	(466,276)	(594,618)
Net cash used in operating activities	(4,523,923)	(2,014,543)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2,005)	(18,870)
Net cash used in investing activities	(2,005)	(18,870)

CASH FLOWS FROM FINANCING ACTIVITIES:
(Repayments to) proceeds from related parties	(267,756)	(56,649)
Proceeds from notes payable	274	222,000
Repayments of notes payable	(184,125)	–
Repayments of finance leases	(7,350)	(6,435)
Proceeds from issuance of convertible notes, net	8,649,153	925,306
Repayment of convertible notes	(3,311,536)	(3,033,888)
Proceeds from the sale of common stock, net of offering costs	–	1,795,000
Proceeds from exercise of warrants	240,400	451,000
Net cash provided by financing activities	5,119,060	296,334

Effect of exchange rate changes on cash and cash equivalents	530,316	22,403

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,123,448	(1,714,676)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	416,323	2,178,687

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,539,771	$464,011

CASH PAID FOR:
Interest	$190,491	$343,878
Income taxes	$–	$–

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for convertible debt settlement	$1,610,883	$9,186,329
Beneficial conversion feature upon issuance of convertible notes	–	66,068
Debt discount recognized on derivative liability	–	1,390,380
Debt discount recognized on convertible note	–	639,993
Extinguishment of derivative liability due to conversion	–	1,390,380
Common stock issued with convertible notes	–	173,095
Warrants issued with convertible notes	$–	$180,138

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.